Troy Patton – CEO Ciel Caldwell – CFO May 12, 2015 Q1 2015 Earnings Presentation Northern Power Systems Exhibit 99.2

All statements and other information contained in this document related to anticipated future events or results constitute forward-looking statements.  Forward-looking statements often, but not always, are identified by the use of words such as “seek”, “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, “forecast”, “project”, “likely”,
“potential”, “targeted” and “possible” and statements that an event or result “may”, “will”, “would”, “should”, “could” or
“might” occur or be achieved and other similar expressions.  Forward-looking statements are subject to known and unknown business and economic risks and uncertainties and other factors that could cause actual results of operations to differ materially from those expressed or implied by the forward-looking statements.  Forward-looking statements are based on estimates and opinions of management at the date the statements are made. Northern Power Systems does not undertake any obligation to update forward-looking statements even if circumstances or management’s estimates or opinions should change, except as required by law.  For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
This presentation references non-GAAP financial measures with the required reconciliation referenced in the table captioned “Non-GAAP Reconciliations” to the most comparable GAAP financial measures.
FORWARD LOOKING STATEMENT AND NON-GAAP DISCLOSURES

Presentation Organization and Call Details

Q&A Session:
Troy Patton
President and CEO
Ciel Caldwell
CFO
Presentation Organization:
Hosted by:
Q1 2015 = Northern Power Systems Corp.
Q1 2014 = Wind Power Holdings, Inc.
Basis of Presentation:
Immediately following this call
Link from IR webpage at
http://www.ir.northernpower.com/events-
and-presentations.aspx
Q1 2015 business update
Q1 2015 operational and financial results
review
GAAP to Non-GAAP reconciliations

NPS’ Business Lines
Fully developed strategic
partnership approach
Successfully deployed in
China and Brazil to date

High-margin Development
Expansion of IP portfolio
NPS 2MW
turbine
platform
Converter and
Controls
Systems
NPS
60/100kW
Technology Licensing
Product Sales & Service
Technology Development

Business Expansion Trends

REVENUE

$16
$14
$12
$10
$8
$6
$4
$2
$0
1.7
4.3
5.6
9.0
13.8*
13.8
15.0
14.0
8.3
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115
*Includes the impact of delayed Q413 turbine deliveries

BACKLOG

$50
$40
$30
$20
$10
$0
21
34
36
45
48
41
47
41
43
**
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115
**Represents currency fluctuation impact

Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
$1
$0
($1)
($2)
($3)
($4)
($5)
(2.9)
(3.0)
(2.2)
(3.1)
(2.5)
(1.2)
0.5
(1.6)
(3.3)**
(3.4)
(2.8)
(3.1)
(4.9)
(3.1)
(2.2)
(0.3)
(2.4)
(4.1)***
Non-GAAP EBITDA (Loss)/Income
Bridge to Net Loss
***Includes $0.6M of costs related to a considered financing transaction

5

($5) ($4) ($3) ($2) ($1) $0 $1 (2.9) (3.0) (2.2) (3.1) (2.5) (1.2) 0.5 (1.6) (0.3) (3.3)** (2.4) Business Expansion Trends 5 $0 $10 $20 $30 $40 $50 21 34 36 45 48 41 47 41 43 BACKLOG ** $0 $2 $4 $6 $8 $10 $12 $14 $16 1.7 4.3 5.6 9.0 13.8* 13.8 15.0 14.0 8.3 REVENUE 5 Bridge to Net Loss Non-GAAP EBITDA (Loss)/Income (2.2) (4.1)*** (3.1) *Includes the impact of delayed Q413 turbine deliveries ***Includes $0.6M of costs related to a considered financing transaction (4.9) (2.8) (3.1) (3.4) **Represents currency fluctuation impact

Q1 2015: Product Sales and Service Update
Strong long-term European and Asian
demand
Demand ramping up in Italy after recent
favorable regulations announced
Strong continued demand in UK
In Korea, private ownership of small
generation assets now permitted with
KEPCO offering 20 year PPAs
Distributed wind turbines remain core
product
Returning strength in orders and execution
Customer interest in 3
rd
generation turbine
Doubled order book in quarter

NPS 2MW
turbine
platform
Converter and
Controls
Systems
NPS
60/100kW
Product Sales & Service

Blade Production
Successfully ramping dual sourcing of blades
Suppliers have strong track records with
significant experience in blade product
Located in prime shipping lanes
Transition is on schedule; increasing confidence
Impacts first half of 2015
$4 – 6 million revenue impact in 2015

Provides more stable and reliable foundation for future growth

Q1 2015: Technology Licensing & Development Update
WEG 2.1MW turbines production has
achieved a steady 8 units per month
Healthy and increasing order backlog
at over 500MW
Actively exploring other regions &
expanded WEG relationship
WEG 3.3MW development
progressing as scheduled:
Expecting design completion in 2016
Backbone of planned development activity
for next twelve months

Fully developed strategic
partnership approach
Successfully deployed in China
and Brazil to date
Technology Licensing
Technology Development
High-margin Development
Expansion of IP portfolio

Q1 2015: Key Financial Metrics

Q1 2015 Q1 2014
Revenue
•
$8.3M
•
40% y/y reduction
•
$13.8M
•
Includes the impact of closing delayed Q413
turbine deliveries
Backlog
•
$43M
•
10% y/y reduction
•
Currency fluctuation impact of approximately 10%
Gross Margin
•
22.2%
•
8.7%
Net Loss
•
($4.1M)
•
32% y/y loss increase
•
($0.18/share)
•
($3.1M)
•
($0.24/share)
Non-GAAP
EBITDA Loss
•
($3.3M)
•
32% y/y loss increase
•
($2.5M)
Includes $0.6M of costs related to a
considered financing transaction

Revenue and Gross Margin Trends

Q1 ‘15
Q1 ‘14
Q3 ‘14 Q4 ‘14
Q2 ‘13 Q1 ‘13
Q3 ‘13
Q4 ‘13 Q2 ‘14
$0
$2
$4
$6
$8
$10
$12
$14
$16
High-wind Regimes
Non-turbine Revenue
Low-wind Regimes
-9.9%
-1.3%
12.7%
8.4%
8.7%
15.9%
32.2%
20.4%
22.2%
-15.0%
-5.0%
5.0%
15.0%
25.0%
35.0%

Q1 2015: Other Financial Metrics
Cash Flow Statement FY 2015 FY 2014
Cash used in operations ($5.5M) ($2.3M)
Cash used in investing
activities
($0.2M) ($0.2M)
Cash provided by (used in)
financing activities
- ($0.1M)

Balance Sheet Metrics March 31, 2015 March 31, 2014
Cash and cash equivalents $7.3M $2.0M
Inventory $19.0M $12.4M
Debt - $12.7M
Working capital line $4.0M* -
* Comerica working capital line of credit was renewed and extended and is now available through 9/30/16 for up to $6M
• Change in operating
assets / liab. ($0.5M)
• Change in operating
assets / liab. ($1.6M)

Full Year
Revenue for first half of 2015 lower than first half of 2014
Year over year growth to resume in back half of year
Core business focus (utility through partnerships)
First Half Second Half
Transitioning blade production Reach full production
Order and backlog expansion Year over Year topline growth
Euro decrease Continued negative impact
Core business gross margin
pressure
Core business margins improving;
Potential Euro impact of >700bps

2015 Expectations

Non-GAAP Reconciliations 13

Non-GAAP Reconciliations Non-GAAP adjusted EBITDA

Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Net Loss
$(3,124) $(2,064) $(289) $(2,417) $(4,133)
Interest
240 37 40 26 26
Taxes
14 15 412 454 385
Depreciation
178 391 194 179 190
Stock compensation
148 454 144 141 178
Loss on disposal of
asset
- - - 4 50
Adjusted EBITDA
$(2,544) $(1,167) $501 $(1,613) $(3,304)
(All amounts in thousands)